Exhibit 10.1
                      FIRST AMENDMENT TO SERVICES AGREEMENT

     THIS FIRST AMENDMENT TO SERVICES AGREEMENT (this "Amendment") is made and entered into as of this 21st day of February, 2003 by and among AIRGATE SERVICE COMPANY, INC., a Delaware corporation ("Service Co"), AIRGATE PCS, INC., a Delaware corporation ("AirGate"), iPCS WIRELESS, INC., a Delaware corporation and iPCS, INC., a Delaware corporation (iPCS, Inc. and iPCS Wireless, Inc. are collectively referred to as "iPCS").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the parties to this Amendment are parties to that certain Services Agreement, dated as of January 1, 2002 (the "Services Agreement"); and

     WHEREAS, the parties desire to amend the Services Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Service Co, AirGate and iPCS hereby agree as follows:

1. Controlling Language. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Services Agreement, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Services Agreement shall remain unmodified and in full force and effect.

2. Termination of Specific Services. The Services Agreement is hereby amended to add thereto a new Section 1.6, reading in its entirety as follows:

          "1.6 Termination of Specified Services. At any time upon thirty (30) days prior written notice to the other parties hereto, any party hereto may terminate any of the Services being performed hereunder. Any such notice shall describe with reasonable particularity the Services that are no longer to be provided, and if practicable shall also describe the particular department codes (as utilized by the parties' internal accounting group) affected thereby. Notwithstanding the foregoing, with respect to the termination of network operations Services, iPCS shall be required to give sixty (60) days prior written notice of termination and AirGate shall be required to give one hundred and twenty (120) days prior written notice of termination; and with respect to accounting Services, AirGate shall be required to give sixty (60) days prior written notice of termination and iPCS shall be required to give one hundred and twenty (120) days prior written notice of termination. Upon the termination of any particular Services under this Section 1.6, the parties shall make appropriate amendments to the Technology License Agreement, dated as of January 1, 2002, among them and certain other parties to terminate the license with respect to the intellectual property related to the terminated Services."

3. Immediate Termination of Certain Services by iPCS. Notwithstanding anything in this Amendment or in the Services Agreement to the contrary, the parties agree that effective February 1, 2003, iPCS hereby terminates the Services relating to the internal accounting department codes specified below (it being understood that Service Co shall no longer be required to provide to iPCS any Services relating to such department codes, and iPCS shall no longer be required to make payment therefor):

         01000 - CEO

         01001 - Board of Directors

         01005 - Strategic Development

         01006 - Business Development

         01015 - Logistics

         01051 - Financial Planning

         01052 - Controller

         01053 - Investor Relations

4. Amendment to Article 2. Article 2 of the Services Agreement is hereby amended by changing all references to one hundred and twenty (120) days in such Article 2 to sixty (60) days.

5. Adjustment of Subscriber Numbers. The parties hereto hereby agree that monthly adjustments will be made to the subscriber numbers to reflect the number of subscribers for each of iPCS and AirGate.

6. Incorporation. The parties hereto hereby agree that (i) this Amendment is incorporated into and made a part of the Services Agreement, (ii) any and all references to the Services Agreement hereafter shall include this Amendment, and (iii) the Services Agreement is in full force and effect as of the date hereof, as expressly modified and amended hereinabove.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AIRGATE SERVICE COMPANY, INC.            AIRGATE PCS, INC.


By:    /s/ William H. Seippel            By:  /s/ William H. Seippel
    --------------------------------        -------------------------------
Title:   Vice President and CFO          Title:  Vice President and CFO
       -----------------------------           ----------------------------

iPCS, INC.                               iPCS WIRELESS, INC.


By:   /s/ Tim Yager                      By:  /s/ Tim Yager
    --------------------------------        -------------------------------
Title:    CRO                            Title:   CRO
       -----------------------------           ----------------------------


Pursuant to the requirements of Section 9.7 of the Services Agreement, the undersigned hereby consent to this Amendment

Toronto Dominion (Texas), Inc.         Lehman Brothers Commercial Paper, Inc.


By:   /s/ Diane Bailey                 By:   /s/ Frank P. Turner
    ---------------------------------      --------------------------------
Title:  VP                             Title:  Authorized Signatory
       ------------------------------        ------------------------------